American Century World Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

GLOBAL GROWTH FUND * INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL DISCOVERY FUND * EMERGING MARKETS FUND * LIFE SCIENCES FUND
TECHNOLOGY FUND
(INVESTOR CLASS/INSTITUTIONAL CLASS)

GLOBAL GROWTH FUND * INTERNATIONAL DISCOVERY FUND
EMERGING MARKETS FUND * LIFE SCIENCES FUND * TECHNOLOGY FUND
(ADVISOR CLASS/C CLASS)

Supplement dated September 13, 2004 * Prospectuses dated April 1, 2004

Effective October 15, 2004, the International Opportunities Fund will no longer accept any investments, except reinvested dividends and capital gains distributions from the fund.

The following replaces footnote 1 to the Annual Fund Operating Expenses chart on page 11 of the Investor Class/Institutional Class prospectus and on page 10 of the Advisor Class/C Class prospectus.

    (1)  BASED ON ASSETS DURING THE FUNDS' MOST RECENT FISCAL YEAR. THE FUNDS
         HAVE STEPPED FEE SCHEDULES. AS A RESULT, THE FUNDS' MANAGEMENT FEE
         RATES GENERALLY DECREASE AS STRATEGY ASSETS INCREASE AND INCREASE AS
         STRATEGY ASSETS DECREASE. SEE The Investment Advisor UNDER Management
         FOR AN EXPLANATION OF STRATEGY ASSETS.

The following replaces the fifth paragraph under the heading What are the differences between the funds? on page 14 of the Investor Class/Institutional
Class prospectus and the fourth paragraph on page 13 of the Advisor Class/C
Class prospectus.

    In determining whether a company is foreign, the fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The fund considers developed countries to include Australia, Austria, Belgium,
    Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong,
    Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway,
    Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the
    United States. In addition, as used in the Statement of Additional
    Information, securities of issuers in emerging market (non-developed)
    countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries.

The following replaces the third paragraph under the heading The Investment
Advisor on page 22 of the Investor Class/Institutional Class prospectus and on page 21 of the Advisor Class/C Class prospectus.

    For the services it provided to the fund, the advisor received a unified management fee based on a percentage of the daily net assets of each specific class of shares of the fund.  For a fund with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the advisor's assets under management in the fund's investment strategy ("strategy assets") to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the advisor that are not in the American Century family of mutual funds but that have the same investment team and investment strategy. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow a fund to realize scheduled cost savings more quickly if the advisor acquires additional assets under management within a strategy in addition to the fund's assets. The amount of the fee is calculated daily and paid monthly in arrears.

SH-SPL 39914   0409